Exhibit 99.2

 Q4 and FY 2020 Earnings Conference CallFebruary 25, 2021  NYSE: CW  Listen-Only dial-in numbers:(844) 220-4970 (domestic)(262) 558-6349 (international)Conference ID: 6585187

 Safe Harbor Statement  Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic. Any references to organic growth exclude the effects of restructuring costs, foreign currency fluctuations, acquisitions and divestitures, unless otherwise noted. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release that is posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

Leadership Transition

- Advancing the One Curtiss-Wright Vision
- Continued focus on top quartile performance
- Pivot to Growth
  - Acceleration of organic growth and acquisitions
- Increasing focus on internal investments
- Simplification of CW story and value proposition
  - Unveiling new Segment and End Market structure
  - Driving improved alignment of strategies and industry drivers
- Hosting Investor Day on May 26, 2021

3 | February 25, 2021 | © 2021 Curtiss-Wright

CURTISS-WRIGHT

COVID-19 Update

OPERATIONAL STATUS

- **Maintaining focus on Employee health and safety**
  - Global workforce following guidelines and safety protocols
  - Strong IT focus with enhanced security protocols
  - Maintain real-time tracking and reporting system across all sites world-wide
  - Ongoing rollout of vaccines remains paramount to ensuring employee safety and business continuity

MANAGEMENT ACTIONS

- **Preserving Profitability and Free Cash Flow**
  - Successfully implemented restructuring plans
  - Reduced incentive compensation (including leadership)
  - Reduced discretionary spending
  - Slowed pace of CapEx spending
  - Maintained R&D investment level
  - Strong focus on balance sheet and liquidity

4 | February 25, 2021 | © 2021 Curtiss-Wright

Strong Finish to 2020: Q4 and FY'20 Highlights

Fourth Quarter 2020 Highlights

- **Net Sales increased 2% YOY; Up 17% Sequentially**
  - Strong defense market growth, up 27% overall (15% organic); Sequentially higher sales across all commercial markets
- **Adjusted Operating Income rose 8%, with Adjusted Operating Margin up 100bps to 19.8%**
  - Benefits of ongoing cost containment actions and restructuring savings in all segments
- **Adjusted Diluted EPS of $2.39, up 12%**
- **Record Reported FCF of $246M; Adjusted FCF of $256M, up 3%**
- **Closed PacStar acquisition for $400M in cash**

FY 2020 Highlights

- **Net Sales of $2.4B, down 4%**
  - Strong defense market growth, up 17% overall (10% organic); Commercial market weakness principally driven by COVID-19 impacts
- **Adjusted Operating Margin nearly flat YOY at 16.3%**
  - Savings generated by ongoing restructuring actions mitigated significant portion of commercial market challenges
- **Adjusted Diluted EPS of $6.87, exceeded guidance**
- **Total Share Repurchases $200M ($150M opportunistically)**
- **Record Adjusted FCF of $394M, up 6% (137% FCF conversion)**
- **Book-to-bill: 1.0x (Defense Markets ~1.1x)**

Notes:
- 2020 Adjusted results exclude restructuring costs, one-time inventory step-up, backlog amortization and transaction costs for acquisitions, one-time transition and IT security costs associated with the relocation of our DRG business, and an impairment loss for our industrial valve business in Germany being classified as held for sale during the fourth quarter of 2020
- 2020 Adjusted Free Cash Flow excludes a voluntary contribution to the Company's corporate defined benefit pension plan, the cash impact from restructuring, and a capital investment related to construction of a new, state-of-the-art naval facility for the DRG business (Power segment).

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CURTISS-WRIGHT

Fourth Quarter 2020 Financial Review

($ in millions)	Q4'20 Adjusted	Q4'19 Adjusted	Chg vs. Q4'19	2020 Key Drivers
Commercial / Industrial	$249	$296	*(16%)*	▪ Reduced YOY demand in commercial aerospace and general industrial (Up sequentially vs Q3) ▪ Partially offset by higher F-35 sales in aerospace defense
Defense	$217	$173	*26%*	▪ Strong 5% organic growth, led by aerospace (electronics) and naval defense ▪ Contribution from PacStar and 901D acquisitions
Power	$202	$186	*8%*	▪ Strong growth in naval defense ▪ Partially offset by reduced aftermarket power generation revenues
Total Sales	**$668**	**$656**	***2%***	
Commercial / Industrial *Margin*	$47 *19.0%*	$49 *16.7%*	*(4%)* *230 bps*	▪ Benefit of restructuring savings and ongoing cost reduction measures helped to mitigate unfavorable absorption on lower sales
Defense *Margin*	$53 *24.2%*	$44 *25.5%*	*20%* *(130 bps)*	▪ Benefit of restructuring savings mainly offset by increased R&D ▪ Contribution from acquisitions
Power *Margin*	$43 *21.1%*	$38 *20.4%*	*12%* *70 bps*	▪ Strong naval defense revenues and benefits of cost containment / restructuring savings
Total Op. Income ***CW Margin***	**$133** ***19.8%***	**$123** ***18.8%***	***8%*** ***100 bps***	**Restructuring savings drove Q4 benefit of $14M; FY'20 benefit of $25M**

Note: Amounts may not add down due to rounding.

- 2019 Adjusted results exclude first year purchase accounting costs, specifically one-time inventory step-up, backlog amortization and transaction costs for acquisition of TCG (Defense segment), and one-time transition and IT security costs associated with the relocation of our DRG business (Power segment).
- 2020 Adjusted results exclude restructuring costs, one-time inventory step-up, backlog amortization and transaction costs for acquisitions, one-time transition and IT security costs associated with the relocation of our DRG business, and an impairment loss for our industrial valve business in Germany being classified as held for sale during the fourth quarter of 2020.

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CURTISS-WRIGHT

Transition to New Segment Structure (2020)

(FY20 Sales, $ in millions)	Old Segment Structure	Adjustments: Division Realignment	Adjustments: Exiting Non-Core Operations	New Segment Structure [(1)]	
Commercial / Industrial	$950	($144)	($67)	$738	Aerospace & Industrial
Defense	$736	($125)	-	$611	Defense Electronics
Power	$708	$269	($26)	$951	Naval & Power
Total Sales	$2,393	-	($93)	$2,300	Total Sales

Key Benefits:

- Concentrates same/similar products and markets within the same segment
  - Division realignment shifts all valves revenue from C/I and Defense segments into new Naval & Power segment
- Improves alignment of segments with major industry drivers and metrics

Note: Amounts may not add down due to rounding.

1) Reflects 2020 sales excluding our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited, as well as our German valves business which was classified as held for sale, both in the fourth quarter of 2020, as well as our new segment structure based upon the Corporation's first quarter 2021 segment reorganization.

7 | February 25, 2021 | © 2021 Curtiss-Wright

CURTISS-WRIGHT

Defense Electronics Segment Transition

Valves business serving Power Gen and Navy moves to Naval & Power segment



Defense
Aerospace Defense 44%
Ground Defense 14%
Naval Defense 34%
Power Gen 3%
Comm'l Aero 5%
Defense Electronics
Aerospace Defense 53%
Ground Defense 18%
Naval Defense 23%
Comm'l Aerospace 6%

$736M In FY20 Revenues

$611M In FY20 Revenues (1)

Product Focus

- COTS embedded computing
- Tactical battlefield communications
- Flight test instrumentation
- Stabilization systems

Key Industry Drivers / Metrics

- DoD spending (Procurement and RDT&E)
- Naval shipbuilding plan
- OEM Production rates (Boeing and Airbus)

Note: Amounts may not add down due to rounding.
1) Reflects new segment structure based upon the Corporation's first quarter 2021 segment reorganization.

8 | February 25, 2021 | © 2021 Curtiss-Wright

Aerospace & Industrial Segment Transition

Valves business serving Power Gen and Navy moves to Naval & Power segment
"New" General Industrial sales concentrated in one segment



Commercial / Industrial
Commercial Aero 30%
Power Generation 4%
General Industrial 48%
Naval Defense 3%
Aerospace Defense 15%
Aerospace & Industrial
Commercial Aero 29%
"New" General Industrial 48%
Aerospace Defense 23%

$950M In FY20 Revenues

$738M In FY20 Revenues (1)

Product Focus

- Actuation
- Sensors
- Electronic Systems & Subsystems
- Surface Treatment services

Key Industry Drivers / Metrics

- Global medium & heavy-duty truck and bus production rates
- Global construction, AG & material handling equipment production rates
- Global GDP & Industrial Production Rates
- OEM Production rates (Boeing and Airbus)
- DoD spending (Procurement and RDT&E)

Note: Amounts may not add down due to rounding.
1) Reflects new segment structure based upon the Corporation's first quarter 2021 segment reorganization.

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CURTISS-WRIGHT

Naval & Power Segment Transition

Division realignment shifts all valves revenue from C/I and Defense segments into new Naval & Power segment
"New" Power & Process sales concentrated in one segment

Power



Naval Defense 59%
Power Generation 39%
General Industrial 2%

$708M In FY20 Revenues

Naval & Power



Naval Defense 56%
"New" Power & Process 44%

$951M In FY20 Revenues (1)

Product Focus

- Reactor coolant pumps
- Valves
- Steam turbines
- Generators
- Control and Monitoring

Key Industry Drivers / Metrics

- Naval shipbuilding plan

- U.S. Nuclear Operating Reactors / DOE
- Global new construction market
- Global CapEx spending for process markets

Note: Amounts may not add down due to rounding.
1) Reflects new segment structure based upon the Corporation's first quarter 2021 segment reorganization.

10 | February 25, 2021 | © 2021 Curtiss-Wright

2021E End Market Sales Waterfall (as of February 24, 2021)

FY'21 Guidance:
Overall UP 6 - 8%
A&D Markets UP 6 - 8%
Comm'l Markets UP 6 - 8%

Total 2021 CW End Markets
$2.445B - 2.495B

- **Aerospace & Defense Markets** — 66% — $1.6B
  - **Naval** — 28% — Pumps / Valves / Steam Turbines (Nuclear naval propulsion)
  - **Aerospace** — 19% — Embedded computing, sensors
  - **Ground** — 9% — Tactical battlefield communications
  - **Commercial Aerospace** — 10%
    - **OEM** — ~85% — 50% Narrowbody / 50% Widebody Linked to Boeing/Airbus production
    - **AM** — ~15% — Principally Repair and Overhaul
- **Commercial Markets** — 34% — $0.8B
  - **Power & Process** — 19%
    - **Nuclear** — ~65% — Aftermarket (Operating Reactors) & New Build (AP1000, SMRs)
    - **Process** — ~35% — Severe-service valve applications for various markets
  - **General Industrial** — 15%
    - **Industrial Vehicles** — ~65% — On/Off-Highway Commercial and Specialty Vehicles
    - **Industrial Automation and Services** — ~35% — Electromechanical actuation and Surface Treatment Services

Key Benefits to Realignment:
- Realigns primary end market structure as Aerospace & Defense (2/3) and Commercial (1/3)
- Concentrates same/similar products and markets within the same segment
  - New Power & Process market sales concentrated in new Naval & Power segment
  - All General Industrial sales concentrated in new Aerospace & Industrial segment

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CURTISS-WRIGHT

 2021E End Market Sales Growth (Guidance as of February 24, 2021)    2021E Growth vs 2020  2021E % Sales  Key Drivers  Aero Defense   2% - 4%  19%  Favorable growth on C5ISR and helicopter programs  Ground Defense   100% - 105%   9%  Contribution from PacStar acquisition  Naval Defense  Flat  28%  Solid growth on aircraft carriers offset by lower sub revenues (timing)Long-term trend intact following 22% growth in 2020  Commercial Aero  Flat  10%  Core OEM and Aftermarket stabilizing  Total Aerospace & Defense Markets   6% - 8%  66%    Power & Process   3% - 5%  19%  Higher U.S. nuclear aftermarket partially offset by lower CAP1000 program revenues (timing) Solid growth in valves sales in Process market   General Industrial    9% - 11%  15%  Strong rebound across most industrial markets  Total Commercial Markets   6% - 8%  34%    Total Curtiss-Wright   6% - 8%  100%  Organic growth up 2% - 4%  Notes: Amounts may not add down due to rounding. 2020 financial results and 2021 Adjusted guidance exclude our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited, as well as our German valves business which was classified as held for sale, both in the fourth quarter of 2020.

2021E Financial Outlook (Guidance as of February 24, 2021)

($ in millions)	2020 Adjusted [1] (New Structure)	2021E Adjusted [3]	2021E Change vs 2020 Adjusted [2][3]	
Aerospace & Industrial	$738	$745 - 760	*1% - 3%*	▪ Strong rebound in general industrial markets; part. offset by lower A&D
Defense Electronics	$611	$740 - 755	*21% - 24%*	▪ Solid organic growth (up 3-6%) driven by higher Aero Defense sales ▪ PacStar contributing HSD revenue growth
Naval & Power	$951	$960 - 980	*1% - 3%*	▪ Modest sales increases in Power & Process markets
Total Sales	**$2,300**	**$2,445 - 2,495**	***6% - 8%***	**Organic growth up 2% - 4%**
Aerospace & Industrial Margin	$98 13.3%	$112 - 115 15.0% - 15.2%	*14% - 18%* *170 - 190 bps*	▪ Benefit of PY restructuring savings ▪ Segment profitability returning to 2019 levels
Defense Electronics Margin	$144 23.6%	$157 - 162 21.2% - 21.4%	*9% - 12%* *(220 - 240 bps)*	▪ Sales contribution from acquisition dilution to margin ▪ Accelerated R&D investments $6M; Unfavorable mix (more systems work)
Naval & Power Margin	$171 18.0%	$172 - 177 18.0% - 18.1%	*1% - 4%* *0 - 10 bps*	▪ Benefit of PY restructuring savings ▪ Improved segment profitability despite winding down on CAP1000 program
Corporate and Other	($38)	($38 - 39)	-	
Total Op. Income **CW Margin**	**$375** **16.3%**	**$404 - 414** **16.5% - 16.6%**	***7% - 10%*** ***+20 - 30 bps***	**On path to 17% margin despite R&D increase ($10M)**

Note: Amounts may not add down due to rounding.

1) 2020 Adjusted results exclude restructuring costs, first year purchase accounting costs associated with acquisitions, a non-cash impairment of capitalized development costs related to a commercial aerospace program, and one-time transition and IT security costs related to the relocation of the DRG business, as well as a $10 million non-cash currency translation loss (within non-operating income) related to the liquidation of a foreign legal entity. 2020 financial results excludes our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited, as well as our German valves business which was classified as an asset held for sale, both in the fourth quarter of 2020, and also reflects the first quarter 2021 segment reorganization.

2) 2021 Adjusted guidance excludes our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited, as well as our German valves business which was classified as an asset held for sale, both in the fourth quarter of 2020, first year purchase accounting costs, specifically one-time backlog amortization and transaction costs associated with acquisitions, and pension costs (within non-operating income), and also reflects the first quarter 2021 segment reorganization.

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CURTISS-WRIGHT

2021E Financial Outlook (Guidance as of February 24, 2021)

($ in millions, except EPS)	2020 Adjusted [(1)] (New Structure)	2021E Adjusted [(2)]	
Total Operating Income	**$375**	**$404 - 414**	**Solid growth, up 7-10%, despite increased R&D ($10M)**
Other Income/(Expense)	$21	$15 - 17	▪ Pension (lower discount rates)
Interest Expense	($36)	($41 - 42)	▪ Includes full year of $300M senior notes
Diluted EPS	**$6.59**	**$7.00 - 7.20**	**Solid growth, up 6-9%, despite increased R&D ($0.18)**
Diluted Shares Outstanding	42.0	41.4	▪ Expect minimum $50 million in share repurchases
Free Cash Flow	**$394**	**$330 - 360**	**Maintain solid FCF generation following record 2020**
Free Cash Flow Conversion	137%	114% - 121%	▪ Remain above 110% long-term target
Capital Expenditures	$37	$50 - 60	▪ Return to normal discretionary spending
Depreciation & Amortization	$116	$115 - 125	

Notes: Amounts may not add down due to rounding. 2020 financial results and 2021 Adjusted guidance exclude our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited, as well as our German valves business which was classified as held for sale, both in the fourth quarter of 2020, and also reflects the first quarter 2021 segment reorganization. Free Cash Flow is defined as cash flow from operations less capital expenditures. FCF Conversion is calculated as free cash flow divided by net earnings from continuing operations. Adjusted FCF Conversion is calculated as adjusted free cash flow divided by net earnings from continuing operations.

1) 2020 Adjusted results exclude restructuring costs, first year purchase accounting costs associated with acquisitions, a non-cash impairment of capitalized development costs related to a commercial aerospace program, and one-time transition and IT security costs related to the relocation of the DRG business, as well as a $10 million non-cash currency translation loss (within non-operating income) related to the liquidation of a foreign legal entity. 2020 Adjusted Free Cash Flow guidance excludes a voluntary contribution to the Company's corporate defined benefit pension plan of $150 million, a $22 million cash impact from restructuring, and a $10 million capital investment related to construction of a new, state-of-the-art naval facility for the DRG business (Power segment).

2) 2021 Adjusted guidance for operating income and diluted EPS excludes first year purchase accounting costs, specifically one-time backlog amortization and transaction costs associated with acquisitions, and a one-time, $3 million pension settlement charge related to the retirement of two former executives (within non-operating income).

14 | February 25, 2021 | © 2021 Curtiss-Wright

Curtiss-Wright Remains Well-Positioned for Long-Term Profitable Growth

- **Solid revenue growth across A&D and Commercial markets, up 6% - 8%**
  - Improved organic growth (up 2% - 4%) plus PacStar acquisition providing strong boost to top-line
- **Steady adjusted operating margin expansion to reach 16.5% - 16.6%**
  - Driven by solid top-line growth and savings generated by restructuring actions
  - Increased profitability despite additional R&D investments ($10M)
  - Long-term goal: Maintain top quartile performance vs. peers
- **Solid growth in adjusted diluted EPS, up 6% - 9%**
- **Strong adjusted free cash flow of $330 - $360M; FCF conversion ~117%**
- **Disciplined and focused capital allocation strategy**

15 | February 25, 2021 | © 2021 Curtiss-Wright
CURTISS-WRIGHT

Appendix  Non-GAAP Financial Results The company reports its financial performance in accordance with accounting principles generally accepted in the United States of America ("GAAP"). This press release refers to "Adjusted" amounts, which are Non-GAAP financial measures described below. We utilize a number of different financial measures in analyzing and assessing the overall performance of our business, and in making operating decisions, forecasting and planning for future periods. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the ongoing operation of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance.  The Company’s presentation of its financials and guidance includes an Adjusted (non-GAAP) view that excludes an impairment of a German valves business classified as held for sale, significant restructuring costs in 2020 associated with its operations, including one-time actions taken in response to COVID-19, a non-cash impairment of capitalized development costs related to a commercial aerospace program, first year purchase accounting costs associated with its acquisitions, as well as one-time transition and IT security costs, and capital investments, specifically associated with the relocation of the DRG business in the Power segment. Transition costs include relocation of employees and equipment as well as overlapping facility and labor costs associated with the relocation. We believe this Adjusted view will provide improved transparency to the investment community in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished within this release.Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished with this presentation. All per share amounts are reported on a diluted basis. The following definitions are provided: Adjusted Operating Income, Operating Margin, Net Earnings and Diluted EPSThese Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share (EPS) under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions for current and prior year periods, specifically one-time inventory step-up, backlog amortization and transaction costs; (ii) one-time transition and IT security costs associated with the relocation of a business in the current year period; (iii) the non-cash impairment of capitalized development costs related to a commercial aerospace program; and (iv) significant restructuring costs in 2020 associated with its operations, and (v) an impairment of a German valves business classified as held for sale.Free Cash Flow and Free Cash Flow ConversionThe Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as cash flow provided by operating activities less capital expenditures. Adjusted free cash flow excludes: (i) a capital investment in the Power segment related to the new, state-of-the-art naval facility principally for DRG; (ii) a voluntary contribution to the Company’s corporate defined benefit pension plan made in the first quarter of 2020; and (iii) the cash impact from restructuring in 2020. The Corporation discloses free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as free cash flow divided by net earnings from continuing operations. Adjusted free cash flow conversion is defined as Adjusted free cash flow divided by Adjusted net earnings.

 2020 End Market Sales Waterfall

 Non-GAAP Reconciliation – 2020 vs. 2019 (Adjusted)

 Non-GAAP Reconciliation – 2020 vs 2021 (Adjusted)

 Non-GAAP Reconciliation – 2020 vs 2021 (Adjusted)

 Non-GAAP Reconciliations – Q4 2020 Results  (In millions, except EPS)   Q4-2020  Q4-2019   Change  Sales  $ 668.4  $ 655.8  2%  Reported operating income (GAAP)  $ 76.5  $ 120.7  (37%)  Adjustments (1)   56.4   2.5    Adjusted operating income (Non-GAAP)  $ 132.8  $ 123.2   8%  Adjusted operating margin (Non-GAAP)   19.8%  18.8%  100 bps  Reported net earnings (GAAP)  $ 54.0  $ 89.4   (40%)  Adjustments, net of tax (1)   45.0   1.9    Adjusted net earnings (Non-GAAP)  $ 99.0  $ 91.3  8%   Reported diluted EPS (GAAP)  $ 1.30  $ 2.08   (37%)  Adjustments, net of tax (1)   1.09   0.04    Adjusted diluted EPS (Non-GAAP)  $ 2.39  $ 2.12  12%  Adjusted operating income, operating margin, net earnings and diluted EPS results exclude $33 million related to an impairment of a German valves business within the Commercial/Industrial segment classified as held for sale, $12 million in restructuring costs and $11 million in one-time inventory step-up, backlog amortization and transaction costs for acquisitions. Amounts may not add due to rounding.

 Non-GAAP Reconciliation – Organic Results  Organic Sales and Organic Operating IncomeThe Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as revenue and operating income excluding the impact of restructuring costs, impairment of assets held for sale, foreign currency fluctuations and contributions from acquisitions made during the last twelve months.Note: Amounts may not add due to rounding